Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2017

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best	Fitch	Moody's	S&P
Cincinnati Financial Corporation
Corporate Debt	a-	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A+

Ratings are as of April 25, 2017, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF First-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2017

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
Quick Reference	4
CFC and Subsidiaries Consolidation – Three Months Ended March 31, 2017	5
CFC Insurance Subsidiaries – Selected Balance Sheet Data	6

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	7
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	8
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	9
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	10
Direct Written Premiums by Risk State by Line of Business	11
Quarterly Property Casualty Data – Commercial Lines	12
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	13
Loss and Loss Expense Analysis – Three Months Ended March 31, 2017	14

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	15
Quarterly Property Casualty Data – Commercial Lines	16
Quarterly Property Casualty Data – Personal Lines	17
Quarterly Property Casualty Data – Excess & Surplus Lines	18

Life Insurance Operations
Statutory Statements of Income	19

CINF First-Quarter 2017 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segment plus our reinsurance assumed operations.

•
Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus net realized investment gains, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF First-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference			—	First Quarter 2017
(all data shown is for the three months ended or as of March 31, 2017)

(Dollars in millions except per share data)	3/31/2017	Year over year change %			3/31/2017	Year over year change %
Revenues:				Benefits and expenses:

Commercial lines net written premiums	$865	5		Commercial lines loss and loss expenses	$535	14
Personal lines net written premiums	273	7		Personal lines loss and loss expenses	231	34
Excess & surplus lines net written premiums	53	18		Excess & surplus lines loss and loss expenses	14	8
Cincinnati Re net written premiums	40	111		Cincinnati Re loss and loss expenses	8	33
Property casualty net written premiums	$1,231	7		Life and health contract holders' benefits incurred	65	3
Life and accident and health net written premiums	$58	1		Underwriting, acquisition and insurance expenses	377	5
Annuity net written premiums	10	(17)		Interest expenses	13	0
Life, annuity and accident and health net written premiums	$68	2		Other operating expenses	4	100
Commercial lines net earned premiums	$781	3		Total benefits & expenses	$1,247	13
Personal lines net earned premiums	300	6		Income before income taxes	276	4
Excess & surplus lines net earned premiums	48	12		Total income tax	75	(3)
Cincinnati Re net earned premiums	22	120
Property casualty net earned premiums	$1,151	5		Balance Sheet:
Life and accident and health net earned premiums	57	(2)
Investment income	149	3		Fixed maturity investments	$10,301
Realized investment gains and losses, net	160	162		Equity securities	5,676
Fee revenue	5	67		Other investments	90
Other revenue	1	0		Total invested assets	$16,067
Total revenues	1,523	12
				Loss and loss expense reserves	$5,177
				Life policy and investment contract reserves	2,689
				Long-term debt and capital lease obligations	825
Income:				Shareholders' equity	7,256
Net income	$201	7
Realized investment gains, net	160	162		Key ratios:
Income tax on unrealized investment gains	(57)	171
Realized investment gains, after tax	103	158		Commercial lines GAAP combined ratio	100.4%
Operating income	98	(34)		Personal lines GAAP combined ratio	105.5
				Excess & surplus lines GAAP combined ratio	62.3
				Cincinnati Re GAAP combined ratio	78.0
Per share (diluted):				Property casualty GAAP combined ratio	99.7

Net income	$1.21	7		Commercial lines STAT combined ratio	98.2%
Realized investment gains, net	0.96	159		Personal lines STAT combined ratio	108.0
Income tax on unrealized investment gains	(0.34)	162		Excess & surplus lines STAT combined ratio	61.7
Realized investment gains, after tax	0.62	158		Cincinnati Re STAT combined ratio	67.7
Operating income	0.59	(34)		Property casualty STAT combined ratio	98.6
Book value	44.07	8
Weighted average shares outstanding	166.5	0		Value creation ratio	3.8%

CINF First-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2017

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,190	$—	$—	$—	$1,190
Life	—	—	74	—	—	74
Premiums ceded	—	(39)	(17)	—	—	(56)
Total earned premium	—	1,151	57	—	—	1,208
Investment income, net of expenses	14	96	39	—	—	149
Realized investment gains, net	48	108	4	—	—	160
Fee revenues	—	3	2	—	—	5
Other revenues	4	—	—	1	(4)	1
Total revenues	$66	$1,358	$102	$1	$(4)	$1,523

Benefits & expenses
Losses & contract holders' benefits	$—	$804	$76	$—	$—	$880
Reinsurance recoveries	—	(16)	(11)	—	—	(27)
Underwriting, acquisition and insurance expenses	—	360	17	—	—	377
Interest expense	13	—	—	—	—	13
Other operating expenses	7	—	—	1	(4)	4
Total expenses	$20	$1,148	$82	$1	$(4)	$1,247

Income before income taxes	$46	$210	$20	$—	$—	$276

Provision (benefit) for income taxes
Current operating income	$(7)	$(8)	$(1)	$—	$—	$(16)
Capital gains/losses	17	38	1	—	—	56
Deferred	3	25	7	—	—	35
Total provision for income taxes	$13	$55	$7	$—	$—	$75

Net income - current year	$33	$155	$13	$—	$—	$201

Net income - prior year	$12	$165	$10	$1	$—	$188
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF First-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Cincinnati Insurance Consolidated
Fixed maturities (fair value)				$6,866	$6,715	$6,843	$6,758	$6,607
Equities (fair value)				3,592	3,474	3,474	3,443	3,222
Fixed maturities - pretax net unrealized gain				188	163	384	414	301
Equities - pretax net unrealized gain				1,615	1,577	1,438	1,395	1,302
Loss and loss expense reserves - Statutory				4,836	4,742	4,639	4,611	4,480
Shareholders' equity - GAAP				5,870	5,746	5,926	5,848	5,655
Policyholders' surplus - Statutory				4,763	4,686	4,679	4,600	4,534

The Cincinnati Life Insurance Company
Fixed maturities (fair value)				$3,381	$3,316	$3,354	$3,320	$3,215
Equities (fair value)				9	9	9	9	9
Fixed maturities - pretax net unrealized gain				127	107	196	186	124
Equities - pretax net unrealized gain				4	4	4	4	4
Shareholders' equity - GAAP				958	939	979	962	911
Policyholders' surplus - Statutory				199	200	202	205	207

CINF First-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2017	2016	Change	% Change
Underwriting income
Net premiums written	$1,231	$1,147	$84	7
Unearned premiums increase	80	51	29	57
Earned premiums	$1,151	$1,096	$55	5

Losses incurred	$648	$551	$97	18
Defense and cost containment expenses incurred	74	48	26	54
Adjusting and other expenses incurred	66	62	4	6
Other underwriting expenses incurred	368	339	29	9
Workers compensation dividend incurred	3	4	(1)	(25)
Total underwriting deductions	$1,159	$1,004	$155	15

Net underwriting (loss) profit	$(8)	$92	$(100)	nm

Investment income
Gross investment income earned	$99	$98	$1	1
Net investment income earned	97	97	—	—
Net realized capital gains, net	88	31	57	184
Net investment gains (net of tax)	$185	$128	$57	45

Other income	$3	$1	$2	200

Net income before federal income taxes	$180	$221	$(41)	(19)
Federal and foreign income taxes incurred	$11	$54	$(43)	(80)
Net income (statutory)	$169	$167	$2	1
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Consolidated
Current accident year losses greater than $5 million				$28	$(7)	$10	$23	$—		$23		$33		$26
Current accident year losses $1 million - $5 million				29	63	46	34	42		76		122		185
Large loss prior accident year reserve development				17	(10)	1	3	—		3		4		(6)
Total large losses incurred				$74	$46	$57	$60	$42		$102		$159		$205
Losses incurred but not reported				4	64	(7)	34	73		107		100		164
Other losses excluding catastrophe losses				467	430	467	399	402		801		1,269		1,699
Catastrophe losses				103	78	53	163	33		196		249		327
Total losses incurred				$648	$618	$570	$656	$550		$1,206		$1,777		$2,395
Commercial Lines
Current accident year losses greater than $5 million				$28	$(7)	$10	$23	$—		$23		$33		$26
Current accident year losses $1 million - $5 million				26	59	34	33	36		69		103		162
Large loss prior accident year reserve development				17	(6)	5	4	(1)		3		8		2
Total large losses incurred				$71	$46	$49	$60	$35		$95		$144		$190
Losses incurred but not reported				(5)	55	4	2	64		66		70		125
Other losses excluding catastrophe losses				306	269	287	244	255		499		786		1,055
Catastrophe losses				58	35	28	126	25		151		179		214
Total losses incurred				$430	$405	$368	$432	$379		$811		$1,179		$1,584
Personal Lines
Current accident year losses greater than $5 million				$—	$—	$—	$—	$—		$—		$—		$—
Current accident year losses $1 million - $5 million				3	3	10	—	6		6		16		19
Large loss prior accident year reserve development				—	(3)	(3)	(2)	1		(1)		(4)		(7)
Total large losses incurred				$3	$—	$7	$(2)	$7		$5		$12		$12
Losses incurred but not reported				10	10	(9)	23	11		34		25		35
Other losses excluding catastrophe losses				144	150	168	141	133		274		442		592
Catastrophe losses				46	39	25	35	8		43		68		107
Total losses incurred				$203	$199	$191	$197	$159		$356		$547		$746
Excess & Surplus Lines
Current accident year losses greater than $5 million				$—	$—	$—	$—	$—		$—		$—		$—
Current accident year losses $1 million - $5 million				—	—	2	1	—		1		3		3
Large loss prior accident year reserve development				—	—	(1)	1	—		1		—		—
Total large losses incurred				$—	$—	$1	$2	$—		$2		$3		$3
Losses incurred but not reported				(1)	—	(2)	9	(2)		7		5		5
Other losses excluding catastrophe losses				8	6	11	5	9		14		25		31
Catastrophe losses				—	1	—	2	—		2		2		3
Total losses incurred				$7	$7	$10	$18	$7		$25		$35		$42

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Consolidated
Current accident year losses greater than $5 million				2.4%	(0.6)%	0.9%	2.0%	—%		1.0%		1.0%		0.6%
Current accident year losses $1 million - $5 million				2.5	5.6	4.1	3.1	3.8		3.5		3.6		4.1
Large loss prior accident year reserve development				1.5	(0.9)	0.2	0.3	—		0.1		0.1		(0.1)
Total large loss ratio				6.4%	4.1%	5.2%	5.4%	3.8%		4.6%		4.7%		4.6%
Losses incurred but not reported				0.4	5.7	(0.7)	3.1	6.6		4.8		3.0		3.7
Other losses excluding catastrophe losses				40.5	37.5	41.3	35.7	36.8		36.2		38.1		37.8
Catastrophe losses				9.0	6.9	4.7	14.6	3.0		8.9		7.4		7.3
Total loss ratio				56.3%	54.2%	50.5%	58.8%	50.2%		54.5%		53.2%		53.4%
Commercial Lines
Current accident year losses greater than $5 million				3.6%	(0.9)%	1.3%	2.9%	—%		1.5%		1.4%		0.8%
Current accident year losses $1 million - $5 million				3.3	7.7	4.4	4.2	4.8		4.5		4.4		5.3
Large loss prior accident year reserve development				2.2	(0.8)	0.8	0.6	(0.2)		0.2		0.4		0.1
Total large loss ratio				9.1%	6.0%	6.5%	7.7%	4.6%		6.2%		6.2%		6.2%
Losses incurred but not reported				(0.6)	7.1	0.4	0.3	8.4		4.3		3.0		4.0
Other losses excluding catastrophe losses				39.2	34.4	36.7	31.6	33.6		32.6		34.1		34.2
Catastrophe losses				7.4	4.4	3.7	16.4	3.3		9.9		7.8		6.9
Total loss ratio				55.1%	51.9%	47.3%	56.0%	49.9%		53.0%		51.1%		51.3%
Personal Lines
Current accident year losses greater than $5 million				—%	—%	—%	—%	—%		—%		—%		—%
Current accident year losses $1 million - $5 million				1.0	1.2	3.5	—	1.9		1.0		1.8		1.7
Large loss prior accident year reserve development				(0.2)	(1.2)	(1.1)	(0.7)	0.5		(0.1)		(0.4)		(0.6)
Total large loss ratio				0.8%	—%	2.4%	(0.7)%	2.4%		0.9%		1.4%		1.1%
Losses incurred but not reported				3.3	3.5	(3.2)	8.1	3.8		6.0		2.9		3.0
Other losses excluding catastrophe losses				47.9	50.2	57.7	48.9	47.1		47.9		51.2		51.0
Catastrophe losses				15.5	13.3	8.2	12.2	2.9		7.6		7.8		9.2
Total loss ratio				67.5%	67.0%	65.1%	68.5%	56.2%		62.4%		63.3%		64.3%
Excess & Surplus Lines
Current accident year losses greater than $5 million				—%	—%	—%	—%	—%		—%		—%		—%
Current accident year losses $1 million - $5 million				—	(0.1)	4.4	2.2	—		1.1		2.3		1.7
Large loss prior accident year reserve development				(0.3)	(0.1)	(2.0)	1.7	(0.4)		0.7		(0.3)		(0.3)
Total large loss ratio				(0.3)%	(0.2)%	2.4%	3.9%	(0.4)%		1.8%		2.0%		1.4%
Losses incurred but not reported				(1.6)	(0.6)	(2.9)	20.3	(5.4)		7.8		4.1		2.9
Other losses excluding catastrophe losses				17.0	12.6	21.8	12.7	20.8		16.6		18.4		16.8
Catastrophe losses				0.8	2.4	0.1	3.1	0.1		1.7		1.1		1.5
Total loss ratio				15.9%	14.2%	21.4%	40.0%	15.1%		27.9%		25.6%		22.6%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF First-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Consolidated
Current accident year reported losses greater than $5 million				5	—	1	3	—		3		4		3
Current accident year reported losses $1 million - $5 million				22	38	29	15	27		46		76		113
Prior accident year reported losses on large losses				14	8	2	17	10		27		26		36
Non-Catastrophe reported losses on large losses total				41	46	32	35	37		76		106		152
Commercial Lines
Current accident year reported losses greater than $5 million				5	—	1	3	—		3		4		3
Current accident year reported losses $1 million - $5 million				20	36	21	14	23		41		62		97
Prior accident year reported losses on large losses				13	8	1	15	8		23		23		33
Non-Catastrophe reported losses on large losses total				38	44	23	32	31		67		89		133
Personal Lines
Current accident year reported losses greater than $5 million				—	—	—	—	—		—		—		—
Current accident year reported losses $1 million - $5 million				2	2	6	—	4		4		11		13
Prior accident year reported losses on large losses				—	—	—	1	2		3		2		2
Non-Catastrophe reported losses on large losses total				2	2	6	1	6		7		13		15
Excess & Surplus Lines
Current accident year reported losses greater than $5 million				—	—	—	—	—		—		—		—
Current accident year reported losses $1 million - $5 million				—	—	2	1	—		1		3		3
Prior accident year reported losses on large losses				1	—	1	1	—		1		1		1
Non-Catastrophe reported losses on large losses total				1	—	3	2	—		2		4		4
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Three Months Ended March 31, 2017
	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2017	2016
										Total	Total

OH	$42.0	$36.3	$23.6	$—	$10.0	$28.5	$22.0	$7.6	$3.7	$173.7	$168.9	4.2	0.1	(0.7)	2.7
IL	19.3	15.3	9.5	15.4	3.1	6.4	5.8	1.7	4.2	80.7	79.8	3.1	(7.9)	5.2	1.1
IN	17.0	16.0	9.8	8.7	3.4	7.3	6.9	1.6	2.6	73.3	75.0	(1.2)	(5.7)	(3.0)	(2.2)
GA	12.4	11.9	9.2	4.4	3.6	11.8	10.8	2.7	4.6	71.4	62.1	18.1	8.6	26.9	15.1
PA	18.0	13.3	11.7	13.0	2.7	3.3	2.4	1.0	2.3	67.7	66.4	1.5	—	23.4	1.9
NC	13.5	14.0	6.6	5.1	3.0	8.6	7.4	2.0	2.2	62.4	60.4	2.0	4.2	32.5	3.4
MI	12.1	10.9	6.6	4.8	2.9	13.9	7.6	1.3	1.8	61.9	58.8	3.7	7.1	19.3	5.4
TN	12.0	13.5	6.3	3.1	3.0	4.5	5.2	1.3	1.2	50.1	46.9	10.0	(1.8)	(2.3)	6.9
KY	7.9	9.8	6.4	0.9	1.8	7.0	5.8	1.5	1.5	42.6	41.4	1.5	3.5	25.8	2.9
AL	7.4	9.3	3.8	0.2	2.1	5.6	7.4	1.6	2.2	39.6	37.1	6.7	4.1	28.0	6.7
VA	9.4	8.2	7.1	5.4	2.3	2.9	2.3	0.8	1.3	39.7	37.8	4.7	2.1	15.8	4.6
WI	9.7	6.9	4.2	9.2	1.6	1.9	2.0	0.8	0.8	37.1	38.7	(5.0)	1.0	(16.4)	(4.6)
MO	8.2	9.6	4.8	4.0	1.3	2.0	2.4	0.6	2.3	35.2	32.1	7.9	21.2	10.8	9.8
TX	12.0	6.7	8.6	0.5	1.2	—	0.1	—	4.9	34.0	30.9	6.4	nm	35.0	10.2
MN	7.4	6.2	3.0	2.4	1.4	4.3	4.1	0.9	1.7	31.4	34.6	(14.9)	3.0	8.2	(9.2)
NY	9.4	5.5	3.3	1.3	0.9	2.4	2.9	1.1	1.1	27.9	20.3	21.2	89.2	nm	38.1
FL	11.4	4.8	3.2	0.4	1.0	1.1	0.5	0.2	2.9	25.5	18.0	43.2	10.5	59.5	41.8
MD	5.4	3.0	4.0	2.6	0.9	3.1	2.3	0.6	0.8	22.7	21.4	(1.3)	32.3	1.9	5.9
AR	3.5	6.5	2.4	0.7	1.1	2.6	2.7	0.6	1.3	21.4	19.6	8.7	3.9	79.7	9.8
AZ	6.0	3.3	3.8	1.6	0.9	1.7	1.4	0.5	0.8	20.0	17.3	16.7	12.6	(5.5)	14.9
IA	4.8	4.7	2.1	3.9	1.3	1.1	1.1	0.3	0.3	19.6	19.2	2.1	3.4	(14.8)	1.9
UT	5.0	2.9	3.4	0.2	0.8	2.2	1.2	0.3	1.0	17.0	17.2	(0.9)	2.1	2.1	(0.1)
SC	3.2	2.9	2.3	0.8	0.7	3.0	2.2	0.5	1.4	17.0	15.7	(0.7)	16.6	54.2	7.8
KS	3.8	4.5	2.3	1.7	0.8	1.0	1.4	0.3	0.6	16.4	16.9	(2.4)	(0.7)	(18.6)	(2.9)
CO	5.1	3.0	3.8	0.3	0.5	0.1	0.2	0.1	1.9	15.0	12.9	14.3	373.6	12.4	16.5
MT	5.8	3.5	3.2	—	0.4	0.6	0.6	0.2	0.4	14.7	13.5	8.4	1.3	82.1	8.9
OR	3.4	1.9	2.6	—	0.5	1.3	0.6	0.2	1.2	11.7	9.8	19.2	37.8	2.8	20.0
NE	2.6	3.1	1.6	2.1	0.7	0.2	0.2	0.1	0.7	11.3	11.4	(1.3)	2.4	10.8	(0.5)
ID	3.7	2.3	2.1	0.1	0.5	0.8	0.5	0.1	0.5	10.6	10.2	1.4	4.7	13.6	2.3
WV	2.6	2.6	2.1	0.3	0.3	—	0.1	—	0.6	8.6	8.4	4.3	(8.0)	(15.8)	2.4
CT	1.3	1.0	0.5	0.6	0.2	1.8	1.6	0.6	0.3	7.9	4.7	16.3	175.6	43.0	64.6
WA	2.7	1.7	2.0	—	0.5	—	—	—	0.6	7.5	6.2	17.9	—	52.5	20.1
NM	2.2	1.4	2.3	0.1	0.4	—	—	—	0.4	6.8	6.5	(0.5)	(100.0)	168.8	3.6
VT	1.2	1.5	0.8	1.6	0.4	0.4	0.3	0.1	0.4	6.7	6.2	6.4	3.3	64.2	8.5
ND	2.9	1.5	1.3	—	0.3	0.2	0.2	0.1	0.1	6.6	7.0	(8.1)	(1.1)	59.2	(7.0)
NH	1.1	1.1	0.7	1.2	0.2	0.4	0.4	0.1	0.2	5.4	5.1	8.7	2.8	14.7	7.9
CA	0.2	0.1	0.2	0.6	—	0.6	1.8	0.4	0.1	4.0	1.4	(13.4)	nm	83.7	191.4
SD	1.0	1.1	0.8	0.7	0.3	—	—	—	0.1	4.0	3.9	1.6	—	(17.0)	0.8
DE	1.2	1.0	0.7	0.4	0.3	—	—	—	0.2	3.8	5.5	(33.0)	—	0.5	(31.6)
WY	0.8	0.7	0.5	0.0	0.1	—	—	—	0.1	2.2	2.1	6.3	(8.6)	(28.4)	4.6
NJ	0.2	0.1	0.1	0.4	—	0.2	0.3	0.1	0.1	1.5	1.1	(29.9)	nm	(21.7)	13.5
All Other	1.0	0.5	0.9	0.9	0.4	—	—	—	0.5	4.2	3.6	19.0	133.9	91.6	24.6
Total	$299.8	$254.1	$174.2	$99.6	$57.8	$132.8	$114.7	$31.9	$55.9	$1,220.8	$1,156.0	4.4	6.7	19.7	5.6
Other Direct	—	0.6	1.0	1.4	—	2.4	—	—	—	5.4	5.2	7.2	2.4	—	4.5
Total Direct	$299.8	$254.7	$175.2	$101.0	$57.8	$135.2	$114.7	$31.9	$55.9	$1,226.2	$1,161.2	4.5	6.7	19.7	5.6
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF First-Quarter 2017 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Commercial casualty:
Written premiums				$297	$239	$259	$278	$285		$563		$822		$1,061
Earned premiums				265	265	265	263	257		520		785		1,050
Current accident year before catastrophe losses				60.7%	61.1%	57.4%	58.7%	60.2%		59.5%		58.8%		59.4%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				5.6	3.7	(2.6)	(7.5)	(1.2)		(4.4)		(3.8)		(1.9)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				66.3%	64.8%	54.8%	51.2%	59.0%		55.1%		55.0%		57.5%
Commercial property:
Written premiums				$239	$208	$224	$223	$225		$448		$672		$880
Earned premiums				223	221	217	215	214		429		646		867
Current accident year before catastrophe losses				50.2%	51.3%	47.7%	36.3%	51.4%		43.8%		45.2%		46.6%
Current accident year catastrophe losses				29.3	17.4	11.5	57.6	13.6		35.7		27.5		25.0
Prior accident years before catastrophe losses				(0.7)	(0.6)	(2.7)	(5.4)	(1.7)		(3.6)		(3.3)		(2.6)
Prior accident years catastrophe losses				(3.8)	(1.3)	1.6	(1.0)	(2.2)		(1.6)		(0.5)		(0.7)
Total loss and loss expense ratio				75.0%	66.8%	58.1%	87.5%	61.1%		74.3%		68.9%		68.3%
Commercial auto:
Written premiums				$174	$146	$151	$156	$158		$314		$465		$611
Earned premiums				155	152	151	147	144		291		442		594
Current accident year before catastrophe losses				80.7%	76.6%	76.9%	76.3%	77.5%		76.9%		76.9%		76.8%
Current accident year catastrophe losses				1.2	—	0.8	2.2	0.6		1.4		1.2		0.9
Prior accident years before catastrophe losses				6.7	3.7	2.8	9.1	5.7		7.4		5.9		5.3
Prior accident years catastrophe losses				(0.2)	—	—	—	(0.1)		(0.1)		(0.1)		—
Total loss and loss expense ratio				88.4%	80.3%	80.5%	87.6%	83.7%		85.6%		83.9%		83.0%
Workers' compensation:
Written premiums				$99	$78	$83	$86	$105		$191		$274		$352
Earned premiums				84	86	90	89	89		178		268		354
Current accident year before catastrophe losses				69.8%	68.4%	72.5%	70.9%	73.3%		72.2%		72.2%		71.3%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(21.6)	(19.4)	(18.1)	(25.5)	(14.5)		(20.1)		(19.4)		(19.4)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				48.2%	49.0%	54.4%	45.4%	58.8%		52.1%		52.8%		51.9%
Other commercial:
Written premiums				$56	$50	$60	$54	$54		$108		$168		$218
Earned premiums				54	55	56	57	56		113		169		224
Current accident year before catastrophe losses				40.2%	41.8%	41.5%	37.8%	46.3%		42.1%		41.9%		41.9%
Current accident year catastrophe losses				1.9	2.1	1.6	3.8	0.6		2.2		2.0		2.0
Prior accident years before catastrophe losses				(14.8)	(8.6)	(19.1)	(28.2)	(22.9)		(25.5)		(23.4)		(19.8)
Prior accident years catastrophe losses				(0.5)	—	0.2	1.3	0.2		0.7		0.5		0.4
Total loss and loss expense ratio				26.8%	35.3%	24.2%	14.7%	24.2%		19.5%		21.0%		24.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2017 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Personal auto:
Written premiums				$132	$132	$154	$154	$123		$277		$431		$563
Earned premiums				141	140	137	135	131		266		403		543
Current accident year before catastrophe losses				82.4%	79.0%	79.6%	79.5%	79.1%		79.3%		79.4%		79.3%
Current accident year catastrophe losses				2.4	0.1	1.1	1.9	1.0		1.4		1.3		1.0
Prior accident years before catastrophe losses				(1.1)	2.2	6.8	10.6	(6.3)		2.3		3.8		3.4
Prior accident years catastrophe losses				(0.2)	(0.1)	(0.2)	(0.1)	(0.3)		(0.2)		(0.2)		(0.2)
Total loss and loss expense ratio				83.5%	81.2%	87.3%	91.9%	73.5%		82.8%		84.3%		83.5%
Homeowner:
Written premiums				$110	$119	$138	$140	$103		$243		$381		$500
Earned premiums				125	124	122	121	119		240		362		486
Current accident year before catastrophe losses				48.4%	47.0%	46.8%	49.1%	51.5%		50.3%		49.1%		48.6%
Current accident year catastrophe losses				33.1	31.7	19.5	25.4	6.4		16.0		17.1		20.9
Prior accident years before catastrophe losses				(2.6)	1.1	0.5	(0.8)	(5.2)		(3.0)		(1.8)		(1.1)
Prior accident years catastrophe losses				(0.5)	(0.7)	(0.9)	0.8	(1.6)		(0.4)		(0.5)		(0.6)
Total loss and loss expense ratio				78.4%	79.1%	65.9%	74.5%	51.1%		62.9%		63.9%		67.8%
Other personal:
Written premiums				$31	$32	$37	$36	$30		$66		$103		$135
Earned premiums				34	32	34	32	33		65		99		132
Current accident year before catastrophe losses				45.6%	48.2%	60.2%	42.0%	44.2%		43.1%		48.9%		48.7%
Current accident year catastrophe losses				9.3	5.5	2.6	4.7	5.8		5.2		4.4		4.7
Prior accident years before catastrophe losses				(11.2)	(9.4)	(11.5)	(13.5)	(4.6)		(9.0)		(9.9)		(9.8)
Prior accident years catastrophe losses				(0.7)	(0.4)	(0.4)	—	0.3		0.1		(0.1)		(0.2)
Total loss and loss expense ratio				43.0%	43.9%	50.9%	33.2%	45.7%		57.2%		43.3%		43.4%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Excess & Surplus:
Written premiums				$53	$45	$48	$51	$45		$96		$144		$189
Earned premiums				48	47	48	45	43		88		136		183
Current accident year before catastrophe losses				55.5%	41.4%	57.2%	56.7%	63.1%		59.8%		58.9%		54.4%
Current accident year catastrophe losses				1.2	2.6	0.2	3.2	0.3		1.9		1.3		1.6
Prior accident years before catastrophe losses				(27.4)	(14.7)	(25.5)	(1.9)	(31.5)		(16.4)		(19.6)		(18.3)
Prior accident years catastrophe losses				(0.4)	—	—	—	(0.2)		(0.1)		(0.1)		(0.1)
Total loss and loss expense ratio				28.9%	29.3%	31.9%	58.0%	31.7%		45.2%		40.5%		37.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended March 31, 2017
Commercial casualty	$95	$45	$140	$8	$7	$14	$29	$103	$7	$59	$169
Commercial property	145	13	158	13	—	(2)	11	158	—	11	169
Commercial auto	93	19	112	8	14	3	25	101	14	22	137
Workers' compensation	43	10	53	8	(12)	—	(4)	51	(12)	10	49
Other commercial	14	4	18	(1)	(1)	(1)	(3)	13	(1)	3	15
Total commercial lines	390	91	481	36	8	14	58	426	8	105	539

Personal auto	91	20	111	(1)	10	(2)	7	90	10	18	118
Homeowners	71	9	80	5	13	—	18	76	13	9	98
Other personal	13	1	14	2	(1)	—	1	15	(1)	1	15
Total personal lines	175	30	205	6	22	(2)	26	181	22	28	231

Excess & surplus lines	15	6	21	(1)	(1)	1	(1)	14	(1)	7	20
Cincinnati Re	3	—	3	2	8	—	10	5	8	—	13
Total property casualty	$583	$127	$710	$43	$37	$13	$93	$626	$37	$140	$803

Ceded loss and loss expense incurred for the three months ended March 31, 2017
Commercial casualty	$(1)	$—	$(1)	$(5)	$—	$—	$(5)	$(6)	$—	$—	$(6)
Commercial property	3	—	3	(2)	—	—	(2)	1	—	—	1
Commercial auto	1	—	1	—	—	—	—	1	—	—	1
Workers' compensation	6	—	6	2	—	—	2	8	—	—	8
Other commercial	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	9	—	9	(5)	—	—	(5)	4	—	—	4

Personal auto	1	—	1	—	—	—	—	1	—	—	1
Homeowners	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	1	—	1	(1)	—	—	(1)	—	—	—	—

Excess & surplus lines	5	—	5	1	—	—	1	6	—	—	6
Cincinnati Re	1	—	1	1	3	—	4	2	3	—	5
Total property casualty	$16	$—	$16	$(4)	$3	$—	$(1)	$12	$3	$—	$15

Net loss and loss expense incurred for the three months ended March 31, 2017
Commercial casualty	$96	$45	$141	$13	$7	$14	$34	$109	$7	$59	$175
Commercial property	142	13	155	15	—	(2)	13	157	—	11	168
Commercial auto	92	19	111	8	14	3	25	100	14	22	136
Workers' compensation	37	10	47	6	(12)	—	(6)	43	(12)	10	41
Other commercial	14	4	18	(1)	(1)	(1)	(3)	13	(1)	3	15
Total commercial lines	381	91	472	41	8	14	63	422	8	105	535

Personal auto	90	20	110	(1)	10	(2)	7	89	10	18	117
Homeowners	71	9	80	6	13	—	19	77	13	9	99
Other personal	13	1	14	2	(1)	—	1	15	(1)	1	15
Total personal lines	174	30	204	7	22	(2)	27	181	22	28	231

Excess & surplus lines	10	6	16	(2)	(1)	1	(2)	8	(1)	7	14
Cincinnati Re	2	—	2	1	5	—	6	3	5	—	8
Total property casualty	$567	$127	$694	$47	$34	$13	$94	$614	$34	$140	$788

CINF First-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Premiums
Agency renewal written premiums				$1,057	$951	$1,036	$1,057	$1,028		$2,085		$3,121		$4,072
Agency new business written premiums				153	134	149	143	125		268		417		551
Cincinnati Re net written premiums				40	15	21	16	19		35		56		71
Other written premiums				(19)	(36)	(31)	(22)	(25)		(47)		(78)		(114)
Net written premiums – statutory*				$1,231	$1,064	$1,175	$1,194	$1,147		$2,341		$3,516		$4,580
Unearned premium change				(80)	75	(42)	(80)	(51)		(131)		(173)		(98)
Earned premiums				$1,151	$1,139	$1,133	$1,114	$1,096		$2,210		$3,343		$4,482
Year over year change %
Agency renewal written premiums				3%	3%	4%	4%	5%		4%		4%		4%
Agency new business written premiums				22	(4)	8	4	8		6		6		4
Cincinnati Re net written premiums				111	(55)	nm	nm	—		nm		nm		115
Other written premiums				24	16	21	(57)	24		—		9		12
Net written premiums – statutory*				7	1	7	5	8		6		6		5
Paid losses and loss expenses
Losses paid				$567	$540	$553	$522	$457		$979		$1,532		$2,072
Loss expenses paid				127	110	109	107	105		212		321		431
Loss and loss expenses paid				$694	$650	$662	$629	$562		$1,191		$1,853		$2,503
Incurred losses and loss expenses
Loss and loss expense incurred				$788	$751	$690	$759	$661		$1,420		$2,110		$2,861
Loss and loss expenses paid as a % of incurred				88.1%	86.6%	95.9%	82.9%	85.0%		83.9%		87.8%		87.5%
Statutory combined ratio
Loss ratio				56.3%	54.2%	50.5%	58.8%	50.2%		54.5%		53.2%		53.4%
Loss adjustment expense ratio				12.1	11.7	10.5	9.4	10.1		9.7		9.9		10.4
Net underwriting expense ratio				30.2	32.0	30.9	29.7	29.9		29.9		30.3		30.7
Statutory combined ratio				98.6%	97.9%	91.9%	97.9%	90.2%		94.1%		93.4%		94.5%
Contribution from catastrophe losses				9.2	7.1	4.9	14.8	3.1		9.0		7.6		7.5
Statutory combined ratio excl. catastrophe losses				89.4%	90.8%	87.0%	83.1%	87.1%		85.1%		85.8%		87.0%
GAAP combined ratio
GAAP combined ratio				99.7%	96.2%	92.4%	99.3%	91.4%		95.4%		94.4%		94.8%
Contribution from catastrophe losses				9.2	7.1	4.9	14.8	3.1		9.0		7.6		7.5
GAAP combined ratio excl. catastrophe losses				90.5%	89.1%	87.5%	84.5%	88.3%		86.4%		86.8%		87.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2017 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Premiums
Agency renewal written premiums				$772	$658	$698	$718	$758		$1,476		$2,174		$2,832
Agency new business written premiums				103	91	101	93	87		180		281		372
Other written premiums				(10)	(28)	(22)	(14)	(18)		(32)		(54)		(82)
Net written premiums – statutory*				$865	$721	$777	$797	$827		$1,624		$2,401		$3,122
Unearned premium change				(84)	58	2	(26)	(67)		(93)		(91)		(33)
Earned premiums				$781	$779	$779	$771	$760		$1,531		$2,310		$3,089
Year over year change %
Agency renewal written premiums				2%	1%	3%	3%	4%		3%		3%		3%
Agency new business written premiums				18	(6)	5	—	10		5		5		2
Other written premiums				44	18	29	(180)	31		(3)		13		15
Net written premiums – statutory*				5	1	5	1	6		3		4		3
Paid losses and loss expenses
Losses paid				$381	$344	$373	$342	$300		$642		$1,015		$1,359
Loss expenses paid				91	81	80	78	76		154		234		316
Loss and loss expenses paid				$472	$425	$453	$420	$376		$796		$1,249		$1,675
Incurred losses and loss expenses
Loss and loss expense incurred				$535	$503	$456	$500	$469		$969		$1,425		$1,928
Loss and loss expenses paid as a % of incurred				88.2%	84.5%	99.3%	84.0%	80.2%		82.1%		87.6%		86.9%
Statutory combined ratio
Loss ratio				55.0%	51.9%	47.3%	56.0%	49.9%		53.0%		51.1%		51.3%
Loss adjustment expense ratio				13.5	12.7	11.2	8.9	11.8		10.3		10.6		11.1
Net underwriting expense ratio				29.7	33.0	32.6	30.9	29.7		30.3		31.0		31.5
Statutory combined ratio				98.2%	97.6%	91.1%	95.8%	91.4%		93.6%		92.7%		93.9%
Contribution from catastrophe losses				7.6	4.7	3.9	16.6	3.4		10.0		8.0		7.1
Statutory combined ratio excl. catastrophe losses				90.6%	92.9%	87.2%	79.2%	88.0%		83.6%		84.7%		86.8%
GAAP combined ratio
GAAP combined ratio				100.4%	95.7%	90.8%	96.8%	93.6%		95.2%		93.7%		94.2%
Contribution from catastrophe losses				7.6	4.7	3.9	16.6	3.4		10.0		8.0		7.1
GAAP combined ratio excl. catastrophe losses				92.8%	91.0%	86.9%	80.2%	90.2%		85.2%		85.7%		87.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2017 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Premiums
Agency renewal written premiums				$245	$258	$303	$302	$236		$538		$841		$1,099
Agency new business written premiums				34	31	32	34	25		59		91		122
Other written premiums				(6)	(6)	(6)	(6)	(5)		(11)		(17)		(23)
Net written premiums – statutory*				$273	$283	$329	$330	$256		$586		$915		$1,198
Unearned premium change				27	14	(36)	(42)	27		(15)		(51)		(37)
Earned premiums				$300	$297	$293	$288	$283		$571		$864		$1,161
Year over year change %
Agency renewal written premiums				4%	5%	5%	6%	6%		6%		6%		6%
Agency new business written premiums				36	15	7	13	4		9		8		10
Other written premiums				(20)	—	—	—	17		8		6		4
Net written premiums – statutory*				7	6	5	7	6		7		6		6
Paid losses and loss expenses
Losses paid				$174	$186	$173	$168	$151		$319		$492		$678
Loss expenses paid				30	23	24	23	24		47		71		93
Loss and loss expenses paid				$204	$209	$197	$191	$175		$366		$563		$771
Incurred losses and loss expenses
Loss and loss expense incurred				$231	$226	$217	$224	$173		$397		$614		$840
Loss and loss expenses paid as a % of incurred				88.3%	92.5%	90.8%	85.3%	101.2%		92.2%		91.7%		91.8%
Statutory combined ratio
Loss ratio				67.5%	67.0%	65.1%	68.5%	56.2%		62.4%		63.3%		64.3%
Loss adjustment expense ratio				9.3	9.1	9.1	9.5	4.7		7.1		7.8		8.1
Net underwriting expense ratio				31.2	29.2	27.1	27.2	31.1		28.9		28.2		28.4
Statutory combined ratio				108.0%	105.3%	101.3%	105.2%	92.0%		98.4%		99.3%		100.8%
Contribution from catastrophe losses				15.6	13.6	8.4	12.4	3.0		7.7		8.0		9.4
Statutory combined ratio excl. catastrophe losses				92.4%	91.7%	92.9%	92.8%	89.0%		90.7%		91.3%		91.4%
GAAP combined ratio
GAAP combined ratio				105.5%	104.4%	103.4%	107.5%	90.1%		98.9%		100.4%		101.4%
Contribution from catastrophe losses				15.6	13.6	8.4	12.4	3.0		7.7		8.0		9.4
GAAP combined ratio excl. catastrophe losses				89.9%	90.8%	95.0%	95.1%	87.1%		91.2%		92.4%		92.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2017 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Premiums
Agency renewal written premiums				$40	$35	$35	$37	$34		$71		$106		$141
Agency new business written premiums				16	12	16	16	13		29		45		57
Other written premiums				(3)	(2)	(3)	(2)	(2)		(4)		(7)		(9)
Net written premiums – statutory*				$53	$45	$48	$51	$45		$96		$144		$189
Unearned premium change				(5)	2	—	(6)	(2)		(8)		(8)		(6)
Earned premiums				$48	$47	$48	$45	$43		$88		$136		$183
Year over year change %
Agency renewal written premiums				18%	13%	6%	9%	13%		11%		9%		10%
Agency new business written premiums				23	(25)	33	7	0		4		13		2
Other written premiums				(50)	33	(50)	33	(100)		0		(17)		—
Net written premiums – statutory*				18	2	12	11	7		9		10		9
Paid losses and loss expenses
Losses paid				$10	$9	$7	$12	$6		$18		$25		$34
Loss expenses paid				6	5	6	5	5		10		16		21
Loss and loss expenses paid				$16	$14	$13	$17	$11		$28		$41		$55
Incurred losses and loss expenses
Loss and loss expense incurred				$14	$13	$15	$27	$13		$40		$55		$68
Loss and loss expenses paid as a % of incurred				114.3%	107.7%	86.7%	63.0%	84.6%		70.0%		74.5%		80.9%
Statutory combined ratio
Loss ratio				15.8%	14.2%	21.4%	40.0%	15.1%		27.9%		25.6%		22.6%
Loss adjustment expense ratio				13.1	15.1	10.5	18.0	16.6		17.3		14.9		15.0
Net underwriting expense ratio				32.8	30.9	30.8	29.9	30.3		30.1		30.4		30.5
Statutory combined ratio				61.7%	60.2%	62.7%	87.9%	62.0%		75.3%		70.9%		68.1%
Contribution from catastrophe losses				0.8	2.6	0.2	3.2	0.2		1.8		1.2		1.5
Statutory combined ratio excl. catastrophe losses				60.9%	57.6%	62.5%	84.7%	61.8%		73.5%		69.7%		66.6%
GAAP combined ratio
GAAP combined ratio				62.3%	58.7%	61.3%	87.4%	61.1%		74.6%		69.9%		67.0%
Contribution from catastrophe losses				0.8	2.6	0.2	3.2	0.2		1.8		1.2		1.5
GAAP combined ratio excl. catastrophe losses				61.5%	56.1%	61.1%	84.2%	60.9%		72.8%		68.7%		65.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2017 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2017	2016	Change	% Change
Net premiums written	$67	$69	$(2)	(3)
Net investment income	41	40	1	3
Amortization of interest maintenance reserve	1	1	—	—
Commissions and expense allowances on reinsurance ceded	1	1	—	—
Income from fees associated with separate accounts	2	1	1	100
Total revenues	$112	$112	$—	—

Death benefits and matured endowments	$27	$29	$(2)	(7)
Annuity benefits	20	18	2	11
Surrender benefits and group conversions	6	5	1	20
Interest and adjustments on deposit-type contract funds	2	3	(1)	(33)
Increase in aggregate reserves for life and accident and health contracts	38	41	(3)	(7)
Total benefit expenses	$93	$96	$(3)	(3)

Commissions	$11	$9	$2	22
General insurance expenses and taxes	12	11	1	9
Increase in loading on deferred and uncollected premiums	—	—	—	nm
Net transfers from separate accounts	(2)	(2)	—	—
Total underwriting expenses	$21	$18	$3	17

Federal and foreign income tax benefit	(2)	(2)	—	—

Net loss from operations before realized capital gains	$—	$—	$—	nm

Realized gains and losses net of capital gains tax, net	—	2	(2)	(100)

Net income (statutory)	$—	$2	$(2)	(100)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2017 Supplemental Financial Data